Exhibit 99.2

 ANGIODYNAMICS  First Quarter 2022 Earnings PresentationSeptember 30, 2021  *

 *  Forward-Looking Statement  Notice Regarding Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “projects,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ materially from AngioDynamics’ expectations, expressed or implied. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the scale and scope of the COVID-19 global pandemic, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions, the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to obtain regulatory clearances or approval of its products, or to integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2021. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.Notice Regarding Non-GAAP Financial MeasuresManagement uses non-GAAP measures to establish operational goals and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported adjusted EBITDA (income before interest, taxes, depreciation and amortization and stock-based compensation); adjusted net income and adjusted earnings per share. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

Corporate Developments – Q1 Highlights



- Continued focused investment in our 3 key Med Tech platforms: Auryon, Mechanical Thrombectomy & NanoKnife
- Overall YOY revenue growth of 9.6%
  - $5.9 million in Auryon sales
  - 12% YOY growth in AngioVac
  - NanoKnife disposable growth: worldwide growth of 34% YOY; US growth of 63% YOY



- COVID-19 related headwinds persist, impacting gross margin and procedural volumes
- Commenced a Limited Market Release of the AlphaVac Mechanical Thrombectomy device in September
- NanoKnife DIRECT study: 26 active sites, consistent with last quarter
  - Encouraged by overall execution of the study in the current environment
- NanoKnife PRESERVE study (prostate IDE): obtained central IRB approval
  - Plan to initiate up to 20 sites
  - Many leading institutions interested in partnering in this study



- Acquired a support catheter that will be used in conjunction with the Auryon platform
  - $5.0 million draw on revolving credit facility to fund the purchase price

Updated FY22 Guidance

Adjusted EPS (unchanged)	Revenue – Previous Guidance	Revenue – Updated Guidance	Gross Margin (unchanged)
$0.00 - $0.05	$305 - $310 million	$310 - $315 million	~55%

3

First Quarter Highlights    Q1 FY2022  Q1 FY2021  YOY Change  Revenue  $76,971  $70,216  9.6%  Gross Margin  52.1%  50.9%  120 bps  Net Loss  ($6,972)  ($4,268)  ($2,704)  GAAP EPS  ($0.18)  ($0.11)  ($0.07)  Adjusted EPS  ($0.02)  $0.02  ($0.04)  Adjusted EBITDA  $3,570  $4,466  ($896)  Financial Performance$ in thousands (except per share data)  *

 First Quarter Highlights – Sales Growth Over Prior Periods  Endovascular Therapies   Q1 FY2022  Auryon  NA*  AngioVac®  12%  Thrombolytic  (8%)  Core Peripheral  14%  Venous Insufficiency  10%  Vascular Access  Q1 FY2022  Midlines**  (38%)  C3  62%  PICCs**  (23%)  Ports  21%  Dialysis  (8%)  Oncology  Q1 FY2022  NanoKnife® Capital  280%  NanoKnife® Disposables  34%  Solero® Microwave  (9%)  BioSentry  21%  Alatus and IsoLoc Balloons  5%  RadioFrequency Ablation  8%  *The Auryon full market launch took place in the second quarter of fiscal year 2021.** Excluding the impact of the $5.2 million NHS order in the prior year, Midlines were up 10% and PICCs was up 9%.  *  Med Tech  Q1 FY2022  Auryon  NA**  Mechanical Thrombectomy*  9%  NanoKnife® Disposables  34%  NanoKnife® Capital  280%  Med Device  Q1 FY2022  Solero® Microwave  (9%)  BioSentry  21%  Core Peripheral  14%  Venous Insufficiency  10%  Alatus and IsoLoc Balloons  5%  RadioFrequency Ablation  8%  Midlines***  (38%)  C3  62%  PICCs***  (23%)  Ports  21%  Dialysis  (8%)  * Mechanical Thrombectomy comprises AngioVac and Thrombolytics.** The Auryon full market launch took place in the second quarter of fiscal year 2021.*** Excluding the impact of the $5.2 million NHS order in the prior year, Midlines were up 10% and PICCs was up 9%.

 First Quarter FY2022 Results (unaudited)  $ in thousands (except per share data)  Q1 FY2022  Q1 FY2021  Change  Revenue   $76,971  $70,216  9.6%   Med Tech Med Device   $17,619$59,352  $10,486$59,730  68.0%(0.6%)   Endovascular Therapies Vascular Access Oncology  $38,058$24,957$13,956  $29,857$28,105$12,254  27.5%(11.2)%*13.9%   United States International  $64,464$12,507  $54,108$16,108  19.1%(22.4%)  Net LossNon-GAAP Adjusted Net Income (Loss)  ($6,972)($887)  ($4,268)$618  ($2,704)($1,505)  GAAP EPSNon-GAAP Adjusted EPS  ($0.18)($0.02)  ($0.11)$0.02  ($0.07)($0.04)  Gross Margin  52.1%  50.9%  120 bps  Adjusted EBITDA  $3,570  $4,466  ($896)  $ in thousands   Q1 FY2022  Q4 FY2021  Change  Cash   $35,472  $48,161  ($12,689)  Debt   $25,000  $20,000  $5,000  Net Cash   $10,472  $28,161  ($17,689)  *  * Excluding the impact of the $5.2 million NHS order in the prior year VA was up 9.0%.

 GAAP to Non-GAAP Reconciliation  *

 Reconciliation of GAAP to Non-GAAP Net Income (Loss) and EPS  Reconciliation of Net Loss to Adjusted EBITDA  Includes costs related to merger and acquisition activities, restructurings, and unusual items, including asset impairments and write-offs, certain litigation, and other items. Adjustment to reflect the income tax provision on a non-GAAP basis has been calculated assuming no valuation allowance on the Company's U.S. deferred tax assets and an effective tax rate of 23% for the periods ended August 31, 2021 and August 31, 2020.Diluted shares may differ for non-GAAP measures as compared to GAAP due to a GAAP loss.   *  Includes costs related to merger and acquisition activities, restructurings, and unusual items, including asset impairments and write-offs, certain litigation, and other items.   (in thousands, except per share data)  (in thousands)